UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 01, 2007


                               CUBIC ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


             Texas                      0-9355                    87-0352095
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

            9870 Plano Road
             Dallas, Texas                                          75238
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (972) 686-0369


                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

James L. Busby, Chief Financial Officer, is resigning from his position with the Company, effective May 18, 2007. Mr. Busby is resigning without any conflict with management. The Company is currently conducting an external search for Mr. Busby's permanent replacement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: May 4, 2007                            CUBIC ENERGY, INC.


                                                   By: /s/Jon S. Ross
                                                      --------------------------
                                                      Jon Stuart Ross, Secretary